Exhibit No. 32.2


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Ambassador Food Services Corporation (the "Company") on Form 10-KSB for the year ended May 29, 2003, filed with
the  Securities  and  Exchange   Commission  (the   "Report"),  I,  John Makula,
Chief  Financial  Officer of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date:

                                                       /s/  John Makula
                                                       ------------------------
                                                        Chief Financial Officer
                                           Ambassador Food Services Corporation



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A signed original of this written statement required by Section 906 has been provided to Ambassador Food Services Corporation and will be retained by Ambassador Food Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.